THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Retirement Advantage Money Fund®

Schwab Investor Money Fund®

Supplement dated September 25, 2019 to each fund’s currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Statutory Prospectus and SAI and should be read in conjunction with the Summary Prospectuses, Statutory Prospectus and SAI.

The Board of Trustees (the Board) of The Charles Schwab Family of Funds (the Trust) has determined that it is in the best interests of each of the Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund (each, a Target Fund and collectively, the Target Funds), each a series of the Trust, and their respective shareholders to reorganize with and into the Schwab Value Advantage Money Fund® (the Surviving Fund). Accordingly, the Board has approved Agreements and Plans of Reorganization (the Plans of Reorganization) that would provide for the reorganization of each of the Target Funds into the Surviving Fund. The Surviving Fund has the identical investment objective and investment strategy to that of each of the Target Funds.

The Plans of Reorganization approved by the Board sets forth the terms by which each of the Target Funds will transfer its assets and liabilities to the Surviving Fund in exchange for Investor Shares of the Surviving Fund, and subsequently distribute those Surviving Fund shares to shareholders of each of the Target Funds (the Reorganization). After the Reorganization is consummated, shareholders of each of the Target Funds will become shareholders of the Surviving Fund. The Reorganization is intended to be tax-free, meaning that shareholders of each of the Target Funds will become shareholders of the Surviving Fund without realizing any gain or loss for federal income tax purposes and the Reorganization will be tax-free.

Shareholder approval of the Reorganization is not required. Shareholders of each of the Target Funds will receive a prospectus/information statement prior to the Reorganization that describes the investment objective, strategies, expenses and risks of an investment in the Surviving Fund and provides further details about the Reorganization. It is expected that the Reorganization will occur on or about February 24, 2020. The investment adviser will bear the costs associated with the Reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG108188-00 (09/19)

00234990